SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):           June 21, 2006 (June 15, 2006)
Verso Technologies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22190	41-1484525

(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

400 Galleria Parkway, Suite 200, Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:           (678) 589-3500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.
     See the disclosure provided pursuant to Item 2.01 of this Current Report which is incorporated herein by this reference.
Item 2.01      Completion of Acquisition or Disposition of Assets.
     On June 16, 2006 (prior to 4:00 p.m.), Verso Technologies, Inc. (“Verso”) acquired all of the outstanding equity interests (the “Acquisition”) of Winslow Asset Holdings, LLC (“Holdings”) from Winslow Asset Group, Inc. (“Group”) pursuant to that certain Securities Purchase Agreement dated as of June 15, 2006 among Verso, Holdings and Group (the “Securities Purchase Agreement”). At the time of the Acquisition, Holdings’ assets (the “Acquired Assets”) consisted of substantially all of the business assets of Verilink Corporation and Larscom Incorporated (together, the “Verilink Sellers”), other than the accounts receivable (the “Verilink Receivables”) and certain fixed assets of the Verilink Sellers which were transferred to Group prior to the Acquisition. The Acquired Assets were used by the Verilink Sellers in their business of developing, manufacturing, marketing and selling broadband access solutions for computer networks.
     Holdings acquired the Acquired Assets on June 15, 2006 after SCS Fund L.P. (“SCS”) assigned to Holdings all of SCS’ rights under that certain Asset Purchase Agreement dated as of June 6, 2006 among SCS and the Verilink Sellers which provided for SCS’ purchase of substantially all of the business assets of the Verilink Sellers (the “Verilink Purchase Agreement”). At the time of the closing of the transactions contemplated by the Verilink Purchase Agreement, the Verilink Sellers were operating as debtors in possession under Chapter 11 of the United States Bankruptcy Code. The Verilink Purchase Agreement and the transactions contemplated thereby were approved by the United States Bankruptcy Court for the Northern District of Alabama, Northern Division, through the entry of an order.
     The purchase price for the Acquisition was $5.8 million paid by Verso through the issuance to Group of (i) 2.9 million shares (the “Common Shares”) of Verso’s common stock, par value $.01 per share (the “Common Stock”); and (ii) a certain number of shares of Verso’s newly-designated Series C Preferred Stock (the “Preferred Shares”) with an aggregate stated value of $2.9 million. The Preferred Shares shall automatically convert into 2.9 million shares of Common Stock (the “Conversion Shares”) upon the effectiveness of an amendment to Verso’s articles of incorporation to increase the number of authorized shares of Common Stock as specified in the Statement of Rights of the Series C Preferred Stock (the “Amendment”). Verso has agreed to use commercially reasonable efforts to seek shareholder approval of the Amendment at Verso’s 2006 annual meeting of shareholders (including any adjournment or postponement thereof, the “Meeting”). If the Amendment is not approved by Verso’s shareholders at the Meeting, then (i) the Preferred Shares may convert at the option of the holder at any time thereafter to the extent Verso has authorized shares of Common Stock available to permit such conversion; and (ii) Verso shall continue to use commercially reasonable efforts to obtain such approval as soon as practicable after the Meeting, but no less frequently than quarterly.

     The Preferred Shares have the right to vote with respect to any matter submitted to a vote of Verso’s shareholders on an as-converted basis, with each holder of a Preferred Share being entitled to cast a number of votes with respect to such share on any such matter equal to the number of Conversion Shares issuable upon conversion of such Preferred Share (without regard to any restriction on such conversion). Any vote entitled to be cast by the holders of the Preferred Shares shall be cast together with the votes cast by the holders of the Common Stock and not as a separate class except as otherwise provided by law. In connection with the Acquisition, Group has agreed to vote the Common Shares and Preferred Shares in accordance with the recommendation of Verso’s board of directors on each matter presented for a shareholder vote at the Meeting.
     Pursuant to the Securities Purchase Agreement, Group appointed Verso as Group’s sole collection agent to collect the Verilink Receivables. In connection with such collection arrangement, Verso is entitled to retain a fee equal to 50% of the initial $750,000 of Verilink Receivables which Verso collects and 25% of the remaining Verilink Receivables which Verso collects.
     In connection with the Acquisition, Verso entered into a Registration Rights Agreement with Group dated as of June 16, 2006 (the “Registration Rights Agreement”), pursuant to which Verso has agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) to register the resale pursuant to the Securities Act of 1933, as amended (the “Securities Act”), of the Common Shares and the Conversion Shares, with such filing to be made no later than fifteen (15) business days after Verso files with the SEC the financial statements which Verso is required to file in connection with the Acquisition pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
     The descriptions contained herein of the Securities Purchase Agreement and the Registration Rights Agreement are qualified in their entirety to reference to the full text of such documents which are filed as Exhibits to this Current Report on Form 8-K and incorporated herein by this reference.
Item 3.02      Unregistered Sale of Equity Securities.
     The Preferred Shares and the Common Shares were issued without registration under the Securities Act in reliance upon the exemption from registration set forth in Rule 506 of Regulation D (“Regulation D”) promulgated pursuant to Section 4(2) of the Securities Act. Verso based such reliance upon representations made by Group regarding Group’s investment intent, sophistication and status as an “accredited investor,” as defined in Regulation D, among other things.
Item 5.03      Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     In connection with the Acquisition and the issuance of the Preferred Shares, on June 16, 2006, Verso filed with the Secretary of State of the State of Minnesota a Statement of Rights of

Series C Preferred Stock to designate the rights, preferences, designations, qualifications and limitations thereof.
Item 9.01      Financial Statements and Exhibits.
(a) - (b)	Financial Statements of Businesses Acquired and Pro Forma Financial Information.
     No later than 71 calendar days after this Current Report is required to be filed, Verso shall file by amendment to this Current Report the financial statements and the pro forma financial information required to be filed in connection with the Acquisition.
(c)	Shell Company Transactions. None.

(d)	Exhibits.
     The exhibits required to be filed with this Current Report are set forth on the Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC.

	By:	/s/ Juliet M. Reising
Juliet M. Reising, Chief Financial Officer and Executive Vice President

Dated: June 21, 2006

EXHIBIT INDEX
2.1	Securities Purchase Agreement dated as of June 15, 2006 among Verso Technologies, Inc., Winslow Asset Group, LLC and Winslow Asset Holdings, LLC. (The schedules to the Securities Purchase Agreement have been omitted from this Current Report pursuant to Item 601(b)(2) of Regulation S-K, and Verso Technologies, Inc. agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request.)

3.1	Statement of Rights of Series C Preferred Stock of Verso Technologies, Inc. effective June 16, 2005.

4.1	Registration Rights Agreement dated as of June 16, 2006 between Verso Technologies, Inc. and Winslow Asset Group, LLC.